Exhibit 10.1

FIRST AMENDMENT

This First Amendment (this “Amendment”), dated as of March 11, 2009 (the “First Amendment Effective Date”), is by and among MxEnergy Inc., a Delaware corporation (“MXenergy”), and MxEnergy Electric Inc., a Delaware corporation (“MxEnergy Electric”; MXenergy and MxEnergy Electric each a “Borrower” and collectively, the “Borrowers”), MxEnergy Holdings Inc. and certain Subsidiaries thereof (collectively, the “Guarantors”), and the financial institutions and other Persons whose signature appears below as Lenders.

PRELIMINARY STATEMENTS

A.            Reference is made to the Third Amended and Restated Credit Agreement dated as of November 17, 2008 (the “Credit Agreement”) among the Borrowers, the Guarantors, the lenders party thereto and the Administrative Agent. Unless otherwise expressly provided herein, capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

B.            The Borrowers have requested that the Majority Lenders amend the Credit Agreement as hereinafter provided; and

C.            The Lenders party hereto, constituting the Majority Lenders under the Credit Agreement, are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

AGREEMENT

Section 1.                                          Amendments to Credit Agreement.

(a)           Amendment to Section 1.01.

(i)            The definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended by (A) deleting the semi-colon and the word “plus” after the word “Liens” in clause (l) and inserting a period immediately after such word and (B) deleting clause (m).

(ii)           A new definition of “First Amendment Effective Date” is hereby added in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means March 11, 2009.

(iii)          The definition of “Revolving Commitment” is hereby amended in its entirety to read as follows:

                “Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Advances to the Borrowers pursuant to Section 2.01 and (b) purchase participation in Letter of Credit Obligations pursuant to Section 2.14(b), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The initial aggregate amount of the Revolving Commitments on the Closing Date is $244,600,000.00 and reduces to $230,000,000.00 on the First Amendment Effective Date, $210,000,000.00 on March 31, 2009, $185,000,000.00 on April 30, 2009, $165,000,000.00 on May 31, 2009, and $115,000,000.00 on June 30, 2009.

(iv)          The definition of “Trigger Event” in Section 1.01 of the Credit Agreement is hereby amended by changing the date March 31, 2009 in clause (d) to May 15, 2009.

(b)           Amendment to Section 2.01.  Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following clause at the end of such Section:

Notwithstanding the foregoing, the Borrowers agree that no Revolving Advances will be available on and after March 11, 2009.

(c)           Amendment to Exhibit B.  Exhibit B to the Credit Agreement is hereby amended as attached hereto as Annex I.

(d)           Amendment to Schedule 2.01.  Schedule 2.01 to the Credit Agreement is hereby amended as attached hereto as Annex II.

Section 2.               Conditions to Effectiveness.  This Amendment shall be effective as of the First Amendment Effective Date when the Administrative Agent shall have received confirmation of each of the following in form and substance satisfactory to the Administrative Agent:

(a)           counterparts of this Amendment, duly executed by each Loan Party and the Majority Lenders;

(b)           evidence that the Borrowers have paid (i) the Administrative Agent for the pro rata benefit of each Lender that has executed this Amendment on or before 5 P.M. New York time on March 11, 2009 an amendment fee equal to 0.10% of the aggregate Revolving Commitments of such Lenders and (ii) all other costs, accrued and unpaid fees and expenses to the extent due and payable to the Lenders and the Administrative Agent as of the date hereof pursuant to the Credit Agreement; and

(c)           a duly executed amendment to the Master Transaction Agreement, which amends the Master Transaction Agreement to amend the definition of “Milestone”

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therein to conform in all material respects to the definition of “Trigger Event” in this Amendment.

Section 3.               Representations and Warranties.  Each Loan Party jointly and severally hereby represents and warrants that, as of the First Amendment Effective Date:

(a)           all representations and warranties of such Loan Party contained in the Credit Agreement and any other Loan Document are true and correct in all material respects with the same effect as if such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date); and

(b)           no Default has occurred and is continuing.

Section 4.               Consent of Guarantors; Confirmation of Guarantees.  Each Guarantor hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Guarantee contained in Article VIII of the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

Section 5.               Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflict of laws principles.

Section 6.               Entire Agreement.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.

Section 7.               Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 8.               Headings.  The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 9.               Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the First Amendment Effective Date.

BORROWERS:

MXENERGY INC.

/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: Vice President and CFO

MXENERGY ELECTRIC INC.

/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: Vice President and CFO

GUARANTORS:

MXENERGY HOLDINGS INC.

/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: Vice President and CFO

ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.
MXENERGY GAS CAPITAL CORP.
MXENERGY ELECTRIC CAPITAL CORP.
TOTAL GAS & ELECTRIC INC.
TOTAL GAS & ELECTRICITY (PA) INC.
MXENERGY CAPITAL HOLDINGS CORP.
MXENERGY CAPITAL CORP.
MXENERGY SERVICES INC.
INFOMETER.COM INC.

/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: Vice President and CFO

[First Amendment to Credit Agreement]

LENDERS:

SOCIÉTÉ GÉNÉRALE

/s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

/s/ Chung-Taek Oh
Name: Chung-Taek Oh
Title: Vice President

[First Amendment to Credit Agreement]

WACHOVIA BANK, N.A.

/s/ John Puckhaber
Name: John Puckhaber
Title: Senior Vice President

[First Amendment to Credit Agreement]

CoBANK, ACB

/s/ Dale Keyes
Name: Dale Keyes
Title: Vice Presiden

[First Amendment to Credit Agreement]

MORGAN STANLEY BANK

/s/ Melissa James
Name: Melissa James
Title: Authorized Signatory

[First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.

/s/ David Maiorella
Name: Daniel Twenge
Title: Senior Vice President

[First Amendment to Credit Agreement]

ALLIED IRISH BANKS p.l.c.

/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Vice President

/s/ Jim Dennehy
Name: Jim Dennehy
Title: Executive Vice President

[First Amendment to Credit Agreement]

RZB FINANCE LLC

/s/ Astrid Wilke
Name: Astrid Wilke
Title: Vice President

/s/ Pearl Geffers
Name: Pearl Geffers
Title: First Vice President

[First Amendment to Credit Agreement]

ANNEX I

FORM OF BORROWING BASE REPORT

This Borrowing Base Report is dated as of                   ,          (this “Report”), and is delivered in accordance with the terms of the Third Amended and Restated Credit Agreement, dated as of November 17, 2008, among MxEnergy Inc., a Delaware corporation, and MxEnergy Electric Inc., a Delaware corporation (each individually, a “Borrower” and collectively, the “Borrowers”), MxEnergy Holdings Inc. and certain subsidiaries thereof, the lenders from time to time party thereto (the “Lenders”), and Société Générale, as Administrative Agent for the Lenders (as it may be amended, restated or other modified from time to time, the “Credit Agreement”, the capitalized terms of which are used herein unless otherwise defined herein).

As of the        of         , 20     (the “Determination Date”), each Borrower hereby certifies the following calculations of the Borrowing Base and Borrowing Base Availability:

(Note:  Eligible Accounts, Eligible Exchange Accounts, Eligible Inventory, and Eligible LDC Residual Contract Rights must comply in all respects with the requirements of the Credit Agreement notwithstanding the fact that all such requirements are not contained in this Report.)

		Total Value	Advance Rate	Adjusted Value
1.	BORROWING BASE COMPONENTS
(a)	cash and Cash Equivalents of the Borrowers and their Subsidiaries in Dollars that are subject to an Acceptable Security Interest		$100%	$
(b)	Tier I Eligible Accounts		$90%	$
(c)	Tier II Eligible Accounts		$80%	$
(d)	Tier I Unbilled Eligible Accounts		$85%	$
(e)	Tier II Unbilled Eligible Accounts		$80%	$
(f)	positive value of Eligible Exchange Accounts		$80%	$
(g)	positive value of Imbalances		$80%	$
(h)	Eligible Inventory		$85%	$
(i)	Eligible LDC Residual Contract Rights		$85%	$
(j)	Undelivered Product Value		$80%	$
(k)	Swap Termination Value owed by a Borrower or any of its Subsidiaries for any		$120%	$

Swap Contract between a Borrower or any of its Subsidiaries and a Swap Counterparty

(l)	First Purchaser Liens		$100%	$

	BORROWING BASE = (a) + (b) + (c) + (d) + (e) + (f) + (g) + (h) + (i) + (j) — (k) — (l)			$

2.	BORROWING BASE AVAILABILITY
	Borrowing Base	$

Less

	Revolving Advances	$
	plus Letter of Credit Exposure	$
	Equals	$

	Equals			$

The undersigned represents and warrants that the foregoing information is true, complete and correct as of the Determination Date, and that the Collateral reflected herein complies with the conditions, terms, warranties, representations and covenants set forth in the Credit Agreement.

MXENERGY HOLDINGS INC.

By:
Name:
Title:

ANNEX II

Schedule 2.01 - Commitments and Pro Rata Shares of the Lenders

REVOLVING COMMITMENTS AND PRO RATA SHARES OF THE REVOLVING LENDERS

	Revolving Commitment
Lender	On the Closing Date	On the First Amendment Effective Date	March 31, 2009	April 30, 2009	May 31, 2009	June 30, 2009	Pro Rata Share
Société Générale	$65,517,857.14	$61,607,142.86	$56,250,000.00	$49,553,571.43	$44,196,428.57	$30,803,571.43	26.78571%
Wachovia Bank, N.A.	$65,517,857.14	$61,607,142.86	$56,250,000.00	$49,553,571.43	$44,196,428.57	$30,803,571.43	26.78571%
CoBank, ACB	$43,678,571.43	$41,071,428.57	$37,500,000.00	$33,035,714.29	$29,464,285.71	$20,535,714.29	17.85714%
Allied Irish Banks p.l.c.	$21,839,285.71	$20,535,714.29	$18,750,000.00	$16,517,857.14	$14,732,142.86	$10,267,857.14	8.92857%
Bank of America, N.A.	$21,839,285.71	$20,535,714.29	$18,750,000.00	$16,517,857.14	$14,732,142.86	$10,267,857.14	8.92857%
Morgan Stanley Bank	$17,471,428.57	$16,428,571.43	$15,000,000.00	$13,214,285.71	$11,785,714.29	$8,214,285.71	7.14286%
RZB Finance LLC	$8,735,714.29	$8,214,285.71	$7,500,000.00	$6,607,142.86	$5,892,857.14	$4,107,142.86	3.57143%
TOTAL:	$244,600,000.00	$230,000,000.00	$210,000,000.00	$185,000,000.00	$165,000,000.00	$115,000,000.00	100.00000%

BRIDGE LOANS AND PRO RATA SHARE OF THE BRIDGE LENDERS

Lender	Bridge Loans	Bridge Pro Rata Share
Charter Mx LLC	$5,000,000.00	48.07692%
Denham Commodity Partners Fund LP	$5,000,000.00	48.076923%
Jeffrey Mayer	$100,000.00	0.961538%
Chaitu Parikh	$100,000.00	0.961538%
Steven Murray	$100,000.00	0.961538%
Carole R. Artman-Hodge	$100,000.00	0.961538%

TOTAL:	$10,400,000.00	100.00000%